UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WisdomTree, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:

Sean M. Donahue
Paul Hastings LLP
2050 M Street NW
Washington, DC 20036
(202) 551-1704

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On June 6, 2024, WisdomTree, Inc. (“WisdomTree”) issued a press release regarding WisdomTree’s 2024 annual meeting of stockholders. A copy of the press release is set forth below.

WisdomTree Encourages Stockholders to Vote “FOR” All Proposals and All Nine Directors at the 2024
Annual Meeting

Company’s Successful Strategy Evidenced by Solid Core Business Performance and Continued Positive Momentum

Board is Working Effectively and is Balanced with New Perspectives and Longer-term Insights

ISS and Glass Lewis Affirm There is No Case for Change

NEW YORK – June 6, 2024 – The Board of Directors of WisdomTree, Inc. (NYSE: WT), a global financial innovator, urges its stockholders to vote “FOR” all of WisdomTree’s proposals, including “FOR” all nine highly qualified members of WisdomTree’s Board of Directors, on the WHITE proxy card at the upcoming 2024 Annual Meeting of Stockholders (“2024 Annual Meeting”) on June 12, 2024.

Win Neuger, Chair of the WisdomTree Board of Directors, said, “In the months leading up to this year’s Annual Meeting, we have detailed WisdomTree’s proven ability to drive long-term stockholder value and growth, as well as the significant Board refreshment the Company has undertaken over the past three years to include new voices and diverse perspectives. Critical to our momentum and continued execution is the right balance of director tenure and deep institutional knowledge, which we have with our current Board composition. We thank our stockholders for your ongoing support of our business and strategy to create sustained success and value, and we are committed to acting in your best interests as we continue to evolve. Your vote is important, and our Board, as well as the leading proxy advisory firms, Institutional Shareholder Services (“ISS”) and Glass Lewis, unanimously recommends that you vote for all nine directors.”

Under the leadership of its management team and current directors, including its three longer-tenured directors, WisdomTree has made significant progress and demonstrated that its current strategy is working:

•	Over the past year, WisdomTree’s financial results have indicated that its strategy is generating strong stockholder value, which is evident with the stock price being up more than 40% since the 2023 annual meeting of stockholders. As part of this effort, WisdomTree is realizing potential in the early days across its digital assets and blockchain-enabled portfolio, including with the launch of WisdomTree Prime®.

•	The Board is deeply committed to corporate governance best practices and in the past three years has added six new directors and rotated all committee chair positions. Two current directors, who were nominated by dissident stockholder ETFS Capital, fully support WisdomTree’s strategic plan and direction.

•	WisdomTree’s three longer-standing directors – Anthony Bossone, Win Neuger and Jonathan Steinberg – bring the stability, strategic vision and institutional knowledge critical to overseeing the Company’s strategy and advancing the best interests of all stockholders. Further, none of WisdomTree’s U.S. publicly-traded asset manager peers[1] has a board of directors in which the longest tenured board member has served less than six years – demonstrating the recognized importance of institutional knowledge as an attribute of an effective board.

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[1]	U.S. publicly-traded asset manager peer group includes the following 12 companies: AB; AMG; APAM; BEN; BLK; BSIG; FHI; IVZ; JHG; TROW; VCTR; VRTS.

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Both ISS and Glass Lewis have issued independent assessments and concluded that there is no case for change at WisdomTree, noting that stockholders should vote for all of WisdomTree’s director nominees2:

•	ISS wrote in its report, “Critically, the two directors placed on the board by the dissident have expressed full confidence in the current direction of the company. As there is no case for incremental change at this juncture, shareholders are recommended to vote FOR all management nominees.”

•	Glass Lewis wrote in its report, “we maintain our belief that the stated vision of the Company’s board and management team is more compelling than that of the Dissident” and “the board has made meaningful strides to empower its newer directors while still maintaining the institutional knowledge offered by the longer-tenured directors.”

Any changes to WisdomTree’s Board would significantly disrupt the Company’s positive momentum and growth trajectory. WisdomTree urges stockholders to ensure the Company can continue its strong momentum and reject ETFS Capital’s misguided campaign by voting “FOR” all nine director nominees, including Anthony Bossone, Win Neuger and Jonathan Steinberg, using the WHITE proxy card.

Stockholders can find out more about the proxy vote at the 2024 Annual Meeting by visiting the WisdomTree investor relations website and navigating to the page entitled “2024 Annual Meeting”: https://ir.wisdomtree.com/2024-annual-meeting-proxy-vote.

THIS IS YOUR LAST CHANCE TO VOTE!

YOUR VOTE IS IMPORTANT!

PLEASE VOTE THE WHITE PROXY CARD TODAY “FOR” ALL WISDOMTREE NOMINEES!

Remember, you can vote your shares via the Internet. Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting

your shares on the WHITE proxy card, please contact our proxy solicitor:

Innisfree M&A Incorporated

Stockholders and All Others Call Toll Free: (877) 750-5836

Banks and Brokers Call: (212) 750-5833

Advisors

BofA Securities is serving as financial advisor, and Paul Hastings and Goodwin Procter are serving as legal counsel to WisdomTree. Innisfree M&A is serving as proxy solicitor, and H/Advisors Abernathy is serving as strategic communications advisor.

About WisdomTree

WisdomTree is a global financial innovator, offering a well-diversified suite of exchange-traded products (ETPs), models, solutions and products leveraging blockchain technology. We empower investors and consumers to shape their future and support financial professionals to better serve their clients and grow their businesses. WisdomTree is leveraging the latest financial infrastructure to create products that provide access, transparency and an enhanced user experience. Building on our heritage of innovation, we are also developing and have launched next-generation digital products, services and structures, including digital or blockchain-enabled mutual funds and tokenized assets, as well as our blockchain-native digital wallet, WisdomTree Prime®.*

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2 Permission to use ISS or Glass Lewis quotations was neither sought nor obtained. Emphasis added.

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*The WisdomTree Prime digital wallet and digital asset services are made available through WisdomTree Digital Movement, Inc. (NMLS ID: 2372500) and WisdomTree Digital Trust Company, LLC, in select U.S. jurisdictions and may be limited where prohibited by law. WisdomTree Digital Trust Company, LLC is chartered as a limited purpose trust company by the New York State Department of Financial Services to engage in virtual currency business. Visit https://www.wisdomtreeprime.com or the WisdomTree Prime mobile app for more information.

WisdomTree currently has approximately $108.5 billion in assets under management globally.

For more information about WisdomTree and WisdomTree Prime®, visit: https://www.wisdomtree.com.

Please visit us on X, formerly known as Twitter, at @WisdomTreeNews.

WisdomTree® is the marketing name for WisdomTree, Inc. and its subsidiaries worldwide.

Cautionary Statement Regarding Forward-Looking Statements

Any statements contained in this letter that do not describe historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are identified by use of the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “should,” “views,” and similar expressions. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those indicated, including, but not limited to, the impact and contributions of the slate of director nominees WisdomTree has nominated, and WisdomTree’s ability to achieve its financial and business plans, goals and objectives and drive stockholder value, including with respect to its ability to successfully implement its strategy relating to WisdomTree Prime®, and other risk factors discussed from time to time in WisdomTree’s filings with the SEC, including those factors discussed under the caption “Risk Factors” in its most recent annual report on Form 10-K, filed with the SEC on February 23, 2024, and in subsequent reports filed with or furnished to the SEC. WisdomTree assumes no obligation and does not intend to update these forward-looking statements, except as required by law, to reflect events or circumstances occurring after today’s date.

Important Information Regarding the 2024 Annual Meeting and Where to Find It

The Company has filed with the SEC a definitive proxy statement on Schedule 14A (the “Proxy Statement”), containing a form of WHITE proxy card, in connection with the solicitation of proxies for the 2024 Annual Meeting and, beginning on April 29, 2024, mailed the Proxy Statement and other relevant documents to its stockholders as of the April 19, 2024 record date for the 2024 Annual Meeting. This communication is not a substitute for any proxy statement or other document that the Company has filed or may file with the SEC in connection with any solicitation by the Company. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. The Company’s stockholders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge by accessing the Company’s website at https://ir.wisdomtree.com/.

Certain Information Regarding Participants in the Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in connection with the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2024 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company is included in the Proxy Statement under the heading “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, which was filed with the SEC on April 29, 2024 and can be found through the SEC’s website. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the Proxy Statement, such information has been or will be reflected in Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

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Disclaimer

WisdomTree has neither sought nor obtained the consent from any third party to use any statements or information contained in this press release that have been obtained or derived from statements made or published by such third parties. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein.

Contacts

Investor Relations

WisdomTree, Inc.

Jeremy Campbell

+1.917.267.3859

Jeremy.campbell@wisdomtree.com

Media Relations

WisdomTree, Inc.

Jessica Zaloom

+1.917.267.3735

jzaloom@wisdomtree.com

H/Advisors Abernathy

Tom Johnson / Dana Gorman

tom.johnson@h-advisors.global / dana.gorman@h-advisors.global

Category: Business Update

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